                                                                  EXHIBIT 1
                                                                  ---------

                                    AGREEMENT
                                    ---------

               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D (and any further amendment filed by them) with respect to the shares of the Common Stock, $.01 par value, of Smith Corona Corporation.

     Dated as of:  June 5, 1995


                                   HANSON PLC
                                   ARC LIMITED


                                   By:  /s/ George H. Hempstead, III
                                        -----------------------------------
                                        George H. Hempstead, III
                                        Attorney-in-Fact


                                   GOLD FIELDS AMERICAN CORPORATION
                                   GOLD FIELDS MINING CORPORATION
                                   CAVENHAM ENERGY RESOURCES INC.
                                   CAVENHAM FOREST INDUSTRIES INC.



                                   By:  /s/ George H. Hempstead, III
                                        -----------------------------------
                                        George H. Hempstead, III
                                        Vice President


                                   HANSON NATURAL RESOURCES COMPANY

                                   By its Partners:

                                       GOLD FIELDS MINING CORPORATION
                                       CAVENHAM ENERGY RESOURCES INC.
                                       CAVENHAM FOREST INDUSTRIES INC.


                                       By:   /s/ George H. Hempstead, III
                                             ------------------------------
                                             George H. Hempstead, III
                                             Vice President




















     NYFS02...:\13\51513\0220\1323\SCH6055T.490